Exhibit 99.2
Castellum, Inc. Wins OASIS+ Unrestricted IDIQ Contract
VIENNA, Va., Dec. 23, 2024 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) (“Castellum”), a cybersecurity, electronic warfare, and software engineering services company focused on the federal government, announces that its subsidiary Specialty Systems, Inc., teaming with Castellum’s other two subsidiaries Corvus Consulting, LLC and Global Technology and Management Resources, Inc., was awarded all four unrestricted domains upon which it submitted proposals. This award is in addition to the three small business domains the Castellum team has already been awarded on One Acquisition Solution for Integrated Services Plus (“OASIS+”).
OASIS+ is a suite of government-wide, multi-award contracts designed to support federal agencies’ procurement requirements for services-based solutions. With a potential ten-year performance period and no ceiling value, OASIS+ represents a significant opportunity for the Castellum team to expand its support to federal customers. Learn more at: https://www.gsa.gov/oasis-plus/about/
“Our Castellum team could not be more excited and inspired to learn of this major strategic win, the most important in Castellum’s history, and we are 100% prepped and energized to push full throttle and maximize the considerable potential OASIS+ unrestricted IDIQ contract represents. Our award in the unrestricted category includes four key domains where we are laser-focused, determined, and galvanized for organic growth: intelligence services, technical and engineering, research and development, and management & advisory. These domains represent some of the most relevant and critically important needs and requirements across our federal government and for many of our current and future mission customers, and they also represent what we do best. OASIS+ could not be a better fit for us and our strengths. As I have reinforced in past press releases, our winning advantage starts with our exceptional Castellum professionals that bring those world-class skills, talent, and experience, specific to these domains, for our customers and our vital national security mission. And together with our strong mission and technical capabilities and extensive and relevant past performance that are also directly linked to these four domains, our Castellum team will be well-postured to successfully pursue our strong and viable organic growth plans and goals for the new year and beyond,” said Glen Ives, President and Chief Executive Officer of Castellum.
About Castellum, Inc.
Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - http://castellumus.com/.
Cautionary Statement Concerning Forward-Looking Statements:
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company’s expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “anticipate,” “shooting to,” “intend,” “plan,” “foresee,” “likely,” “will,” “would,” “appears,”

“goal,” “target” or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities including opportunities arising from the OASIS+ unrestricted contract, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company’s ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company’s revenue due to a delay in the U.S. Congress approving a federal budget or continuing resolution; and the Company’s ability to maintain the listing of its common stock on the NYSE American LLC. For a more detailed description of these and other risk factors, please refer to the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.
Contact:
Glen Ives, President and Chief Executive Officer
Phone: (703) 752-6157
Contact: Info@castellumus.com
A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/fede7b34-328b-4712-af1f-9dac580afdb7